Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668

SerenityShares Impact ETF – (ICAN)
a series of ETF Series Solutions
February 28, 2019
Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)
each dated July 31, 2018

The Board of Trustees of ETF Series Solutions has determined to close and liquidate the SerenityShares Impact ETF (the “Fund”). After the close of business on March 18, 2019, the Fund will no longer accept orders for new creation units. Shares of the Fund are listed on the NYSE Arca, Inc., and trading in shares of the Fund will be halted prior to market open on March 19, 2019. Proceeds of the liquidation will be sent to shareholders promptly after March 19, 2019.

Prior to March 19, 2019, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions. The Fund will liquidate immediately after the close of business on March 19, 2019 (the “Liquidation Date”).

Effective immediately, the Fund will begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

For additional information, please call 202-349-3917 or visit www.serenityshares.com.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.